Exhibit 7

AMENDED AND RESTATED JOINT FILING AGREEMENT

This Amended and Restated Joint Filing Agreement amends and restates the Joint Filing Agreement, dated August 14, 2014, by and among Southcross Energy LLC, Charlesbank Capital Partners, LLC, Southcross Holdings GP LLC, Southcross Holdings LP, Southcross Holdings Guarantor GP LLC, Southcross Holdings Guarantor LP, Southcross Holdings Borrower GP LLC, and Southcross Holdings Borrower LP.

We, the undersigned, hereby express our agreement that the attached Schedule 13D is, and any further amendments thereto signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended. This agreement may be terminated with respect to the obligations to jointly file future amendments to such statement on Schedule 13D as to any of the undersigned upon such person giving written notice thereof to each of the other persons signatory hereto, at the principal office thereof.

Date: August 17, 2016

SOUTHCROSS HOLDINGS GP LLC, a Delaware limited liability company

By:	/s/ John E. Bonn
John E. Bonn
President and Chief Executive Officer

SOUTHCROSS HOLDINGS LP, a Delaware limited partnership

BY: SOUTHCROSS HOLDINGS GP LLC, Its General Partner

By:	/s/ John E. Bonn
John E. Bonn
President and Chief Executive Officer

SOUTHCROSS HOLDINGS INTERMEDIARY LLC, a Delaware limited liability company

By:	/s/ John E. Bonn
John E. Bonn
President and Chief Executive Officer

SOUTHCROSS HOLDINGS GUARANTOR GP LLC, a Delaware limited liability company

By:	/s/ John E. Bonn
John E. Bonn
President and Chief Executive Officer

SOUTHCROSS HOLDINGS GUARANTOR LP, a Delaware limited partnership

BY: SOUTHCROSS HOLDINGS GUARANTOR GP LLC, Its General Partner

By:	/s/ John E. Bonn
John E. Bonn
President and Chief Executive Officer

SOUTHCROSS HOLDINGS BORROWER GP LLC, a Delaware limited liability company

By:	/s/ John E. Bonn
John E. Bonn
President and Chief Executive Officer

SOUTHCROSS HOLDINGS BORROWER LP, a Delaware limited partnership

BY: SOUTHCROSS HOLDINGS BORROWER GP LLC, Its General Partner

By:	/s/ John E. Bonn
John E. Bonn
President and Chief Executive Officer